------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 30, 2006

                                  CWHEQ, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                333-126790-14             87-0698310
----------------------------      -------------        -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)

  4500 Park Granada
Calabasas, California                                           91302
---------------------                                         ----------
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   --------------

------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------

Description of the Mortgage Pool*
---------------------------------

     CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 30, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-D



----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-D.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                 Loan Group 1

               Principal Balances for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
Range of Principal Balances ($)  Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
      0.01 - 10,000.00 ........  $  6,846,060        964         1.74%  $   7,102     7.226%     298.72         717      75.6%
 10,000.01 - 20,000.00 ........    33,181,647      2,107         8.42      15,748     7.644      298.66         712      81.5
 20,000.01 - 30,000.00 ........    63,028,716      2,462        16.00      25,601     7.853      298.79         714      84.8
 30,000.01 - 40,000.00 ........    73,584,957      2,093        18.68      35,158     8.272      298.69         714      87.9
 40,000.01 - 50,000.00 ........    63,019,646      1,398        16.00      45,078     8.142      298.78         715      86.4
 50,000.01 - 60,000.00 ........    42,699,321        773        10.84      55,238     8.188      298.72         718      88.8
 60,000.01 - 70,000.00 ........    32,522,296        500         8.26      65,045     8.365      298.72         719      89.9
 70,000.01 - 80,000.00 ........    26,980,918        358         6.85      75,366     8.145      298.62         717      87.1
 80,000.01 - 90,000.00 ........    14,993,390        177         3.81      84,708     7.945      298.73         716      84.0
 90,000.01 - 100,000.00 .......    16,090,359        165         4.08      97,517     7.244      298.78         716      76.6
100,000.01 - 125,000.00 .......     9,245,554         82         2.35     112,751     7.105      298.91         718      79.3
125,000.01 - 150,000.00 .......     7,059,536         50         1.79     141,191     6.979      298.71         725      77.3
150,000.01 - 175,000.00 .......     1,919,584         12         0.49     159,965     6.520      298.84         734      74.4
175,000.01 - 200,000.00 .......     2,559,959         13         0.65     196,920     7.419      299.23         735      74.7
200,000.01 - 225,000.00 .......       201,338          1         0.05     201,338     3.990      299.00         796      74.7
                                 ------------  ---------  -----------
    Total .....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $35,315.

                 Loan Programs for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
Description of Loan Programs     Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
10 Year Draw, 15 Year Repay (1)  $393,806,981     11,150        99.97%  $  35,319     7.982%     298.73         716      85.5%
10 Year Draw, 20 Year Repay ...        99,479          3         0.03      33,160     8.604      357.34         709      90.4
15 Year Draw, 0 Year Repay ....        26,823          2         0.01      13,412     7.867      171.53         774      80.0
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

--------------

(1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

                   Loan Rates for the Group 1 Mortgage Loans

                                                                                                                      Weighted
                                                           Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                   Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
Range of Loan Rates (%)           Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
--------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
     3.501 -  4.000 ............  $ 82,938,645      2,420        21.05%  $  34,272     3.990%     299.27         710      73.7%
     4.001 -  4.500 ............        47,458          1         0.01      47,458     4.175      297.00         669      95.0
     5.001 -  5.500 ............         1,293          1           (1)      1,293     5.500      294.00         727      63.4
     5.501 -  6.000 ............     4,005,988        114         1.02      35,140     5.984      297.09         702      92.0
     6.001 -  6.500 ............     6,003,262        154         1.52      38,982     6.364      298.60         702      91.0
     6.501 -  7.000 ............     1,082,777         32         0.27      33,837     6.934      299.09         712      86.6
     7.001 -  7.500 ............    75,823,968      2,274        19.25      33,344     7.442      299.00         730      86.9
     7.501 -  8.000 ............    29,395,384        830         7.46      35,416     7.911      298.26         720      72.1
     8.001 -  8.500 ............    27,986,129        686         7.10      40,796     8.387      298.61         715      83.2
     8.501 -  9.000 ............    17,007,151        463         4.32      36,733     8.836      298.57         709      87.4
     9.001 -  9.500 ............    25,420,579        721         6.45      35,257     9.357      298.24         720      89.2
     9.501 - 10.000 ...........     36,507,889      1,049         9.27      34,803     9.883      298.27         724      93.7
    10.001 - 10.500 ...........     26,170,868        827         6.64      31,646    10.324      298.58         700      90.6
    10.501 - 11.000 ...........     43,578,938      1,065        11.06      40,919    10.975      298.74         722      97.5
    11.001 - 11.500 ...........      6,143,533        185         1.56      33,208    11.270      298.56         684      92.9
    11.501 - 12.000 ...........      5,623,038        148         1.43      37,994    11.934      298.66         683      96.8
    12.001 - 12.500 ...........      3,853,448        115         0.98      33,508    12.264      298.25         665      95.2
    12.501 - 13.000 ...........        769,445         30         0.20      25,648    12.807      298.44         650      93.4
Greater than 13.000 ...........      1,573,488         40         0.40      39,337    13.429      298.51         655      95.0
                                  ------------  ---------  -----------
     Total ....................   $393,933,282     11,155       100.00%
                                  ============  =========  ===========

--------------

(1) Less than 0.01%

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.982%.

     Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
 Range of Months Remaining to      Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
   Scheduled Maturity (mos)      Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
169 - 180 .....................  $     26,823          2         0.01%  $  13,412     7.867%     171.53         774      80.0%
217 - 228 .....................        11,104          1           (1)     11,104     7.500      226.00         768      88.0
265 - 276 .....................        63,695          2         0.02      31,847     8.517      272.73         685      98.4
277 - 288 .....................       135,773          4         0.03      33,943     9.822      281.92         730      90.9
289 - 300 .....................   393,596,409     11,143        99.91      35,322     7.981      298.74         716      85.5
349 - 360 .....................        99,479          3         0.03      33,160     8.604      357.34         709      90.4
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

--------------

(1) Less than 0.01%

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

     The above table assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
Range of Combined Loan-to-Value    Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
           Ratio (%)             Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
 0.01 - 10.00 .................  $     14,964          1           (1)  $  14,964     9.125%     299.00         647       9.1%
10.01 - 20.00 .................       189,393          9         0.05%     21,044     6.084      298.81         745      15.4
20.01 - 30.00 .................     1,202,890         37         0.31      32,511     6.240      298.81         732      26.9
30.01 - 40.00 .................     3,943,475        135         1.00      29,211     6.175      298.78         740      35.7
40.01 - 50.00 .................     8,436,029        254         2.14      33,213     5.966      298.91         721      45.8
50.01 - 60.00 .................    15,460,282        467         3.92      33,106     6.031      298.91         718      55.8
60.01 - 70.00 .................    44,358,929      1,252        11.26      35,430     5.801      298.95         718      67.0
70.01 - 80.00 .................    51,778,830      1,438        13.14      36,008     6.467      298.93         707      77.2
80.01 - 90.00 .................   116,618,796      3,909        29.60      29,833     8.531      298.63         710      88.8
90.01 -100.00 .................   151,929,695      3,653        38.57      41,590     9.087      298.65         721      98.1
                                 ------------  ---------  -----------
    Total .....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

--------------

(1) Less than 0.01%

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 85.46%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 1 Mortgage Loans


                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
             State               Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Alabama .......................  $  3,519,832        130         0.89%  $  27,076     7.267%     298.70         717      89.8%
Alaska ........................     1,356,651         32         0.34      42,395     8.287      298.46         706      87.5
Arizona .......................    20,512,839        563         5.21      36,435     7.611      298.68         719      83.0
Arkansas ......................        63,000          1         0.02      63,000     7.250      299.00         693     100.0
California ....................    89,725,313      2,113        22.78      42,463     7.983      298.77         713      80.3
Colorado ......................    10,543,370        315         2.68      33,471     7.781      298.70         727      89.1
Connecticut ...................     3,591,577        114         0.91      31,505     8.582      298.58         713      86.9
Delaware ......................       790,246         27         0.20      29,268     7.341      298.98         709      83.0
District of Columbia ..........       811,091         20         0.21      40,555     7.611      298.43         688      75.5
Florida .......................    34,450,919        975         8.75      35,334     8.200      298.75         710      86.6
Georgia .......................     6,835,967        221         1.74      30,932     8.138      298.46         712      91.4
Hawaii ........................     3,688,325         77         0.94      47,900     7.958      298.42         726      81.0
Idaho .........................     4,429,042        144         1.12      30,757     8.440      298.78         722      88.1
Illinois ......................    18,971,757        556         4.82      34,122     8.683      298.83         723      90.0
Indiana .......................     3,312,242        129         0.84      25,676     7.810      298.85         714      91.5
Iowa ..........................       922,522         39         0.23      23,654     8.029      298.86         719      89.9
Kansas ........................     3,218,789        106         0.82      30,366     7.346      298.90         733      91.6
Kentucky ......................     3,268,439        108         0.83      30,263     7.659      298.81         713      87.5
Louisiana .....................     2,154,672         81         0.55      26,601     8.982      298.58         730      91.0
Maine .........................     1,553,456         48         0.39      32,364     6.882      298.78         716      84.4
Maryland ......................     9,968,943        261         2.53      38,195     7.614      298.97         712      84.9
Massachusetts .................     8,395,217        217         2.13      38,688     7.810      298.79         718      81.4
Michigan ......................     7,405,998        287         1.88      25,805     7.782      298.46         713      88.2
Minnesota .....................     6,940,411        227         1.76      30,574     8.348      298.48         716      88.3
Mississippi ...................       778,369         27         0.20      28,828     8.773      298.53         715      94.5
Missouri ......................     5,695,794        226         1.45      25,203     7.603      298.82         728      88.8
Montana .......................       398,634         15         0.10      26,576     6.958      298.99         721      83.8
Nebraska ......................       569,423         21         0.14      27,115     6.691      298.76         727      84.2
Nevada ........................     8,899,045        238         2.26      37,391     9.477      298.52         711      91.5
New Hampshire .................     1,963,621         56         0.50      35,065     7.459      298.84         719      83.7
New Jersey ....................    15,993,497        402         4.06      39,785     8.102      298.66         713      84.1
New Mexico ....................     1,969,080         58         0.50      33,950     6.882      298.86         721      85.8
New York ......................    13,288,056        323         3.37      41,139     7.879      298.66         713      79.4
North Carolina ................     6,952,936        227         1.77      30,630     7.737      298.80         715      91.9
North Dakota ..................       110,097          6         0.03      18,349    10.040      298.72         700      86.6
Ohio ..........................     8,293,101        289         2.11      28,696     8.059      298.78         725      93.6
Oklahoma ......................     2,173,841         80         0.55      27,173     7.547      298.70         713      90.0
Oregon ........................     7,696,202        215         1.95      35,796     7.432      298.69         719      82.9
Pennsylvania ..................    12,142,094        404         3.08      30,055     8.192      298.70         717      87.4
Rhode Island ..................     1,956,018         47         0.50      41,617     8.079      298.88         712      85.0
South Carolina ................     3,697,031        120         0.94      30,809     7.774      298.81         721      89.7
South Dakota ..................        10,840          1           (1)     10,840     7.250      299.00         757      85.0
Tennessee .....................     4,140,595        143         1.05      28,955     7.403      298.81         725      92.2
Texas .........................     2,116,992         78         0.54      27,141     7.148      298.97         701      87.1
Utah ..........................     6,919,979        204         1.76      33,921     8.248      298.87         718      91.3
Vermont .......................       264,341         11         0.07      24,031     8.374      298.94         714      81.4
Virginia ......................    12,913,394        329         3.28      39,250     7.541      298.63         714      83.6
Washington ....................    20,948,015        557         5.32      37,609     7.952      298.85         717      88.3
West Virginia .................       728,604         25         0.18      29,144     7.258      298.54         689      83.5
Wisconsin .....................     6,349,958        239         1.61      26,569     7.866      298.77         715      88.5
Wyoming .......................       533,106         23         0.14      23,179     7.450      299.02         739      83.5
                                 ------------  ---------  -----------
      Total ...................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

--------------

(1) Less than 0.01%

      Credit Scores for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
    Range of Credit Scores       Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
801 - 820 .....................  $  8,432,106        236         2.14%  $  35,729     7.402%     298.89         807      80.8%
781 - 800 .....................    25,136,543        711         6.38      35,354     7.514      298.76         790      82.0
761 - 780 .....................    38,319,644      1,094         9.73      35,027     7.893      298.71         770      84.9
741 - 760 .....................    49,078,806      1,382        12.46      35,513     8.065      298.75         750      87.0
721 - 740 .....................    58,213,090      1,563        14.78      37,244     8.265      298.74         730      87.4
701 - 720 .....................    65,199,882      1,763        16.55      36,982     8.092      298.75         710      87.5
681 - 700 .....................    55,390,995      1,585        14.06      34,947     7.853      298.77         691      85.2
661 - 680 .....................    48,712,007      1,397        12.37      34,869     7.979      298.67         671      84.9
641 - 660 .....................    28,319,940        892         7.19      31,749     8.021      298.70         651      83.4
621 - 640 .....................    16,393,137        511         4.16      32,081     7.854      298.72         632      81.0
601 - 620 .....................       694,529         20         0.18      34,726     8.882      298.22         619      76.1
561 - 580 .....................        42,604          1         0.01      42,604     7.250      299.00         580      95.0
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 716.

                 Property Type for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
         Property Type           Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Single Family Residence .......  $259,198,894      7,578        65.80%  $  34,204     7.721%     298.76         715      83.6%
Planned Unit Development (PUD)     72,837,028      1,900        18.49      38,335     8.130      298.64         717      87.7
Low Rise Condominium ..........    46,703,834      1,340        11.86      34,854     8.778      298.78         721      91.2
2-4 Units .....................    11,230,649        229         2.85      49,042     9.287      298.68         716      87.0
High-Rise Condominium .........     3,962,877        108         1.01      36,693     9.215      298.79         721      90.9
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

                 Gross Margins for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
 Range of Gross Margins (%)      Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Less than or equal to 0.000....  $ 56,819,813      1,575        14.42%  $  36,076     5.835%     298.91         745      70.8%
0.001 - 0.250 .................    15,664,751        432         3.98      36,261     5.702      298.75         693      66.8
0.251 - 0.500 .................    43,160,093      1,185        10.96      36,422     6.306      298.78         721      75.5
0.501 - 0.750 .................    10,320,041        240         2.62      43,000     7.768      298.52         704      79.3
0.751 - 1.000 .................    24,622,375        632         6.25      38,959     8.077      298.74         720      86.6
1.001 - 1.250 .................    18,306,915        570         4.65      32,117     6.365      298.84         671      75.2
1.251 - 1.500 .................    12,542,450        322         3.18      38,952     8.127      298.89         732      92.8
1.501 - 1.750 .................     9,609,412        239         2.44      40,207     8.712      298.38         704      84.8
1.751 - 2.000 .................    32,795,524      1,091         8.33      30,060     8.063      298.69         733      90.7
2.001 - 2.250 .................    20,998,168        669         5.33      31,387     8.118      298.63         704      90.5
2.251 - 2.500 .................    41,034,287      1,165        10.42      35,223     8.621      298.63         733      95.3
2.501 - 2.750 .................    15,529,880        491         3.94      31,629     9.765      298.63         713      91.1
2.751 - 3.000 .................    16,675,447        542         4.23      30,767     9.289      298.69         681      90.1
3.001 - 3.250 .................     3,987,076        124         1.01      32,154     9.493      298.11         689      92.4
3.251 - 3.500 .................    47,735,534      1,185        12.12      40,283    10.197      298.84         717      97.7
3.501 - 3.750 .................     5,465,752        158         1.39      34,593    10.490      298.73         687      94.0
3.751 - 4.000 .................     2,338,852         61         0.59      38,342     9.587      298.43         679      93.4
4.001 - 4.250 .................     1,755,827         61         0.45      28,784     9.550      298.47         674      93.5
4.251 - 4.500 .................     4,737,652        113         1.20      41,926    11.693      298.73         682      97.4
4.501 - 4.750 .................     6,066,774        191         1.54      31,763     9.000      298.54         656      95.4
4.751 - 5.000 .................       964,926         22         0.24      43,860    11.133      299.09         666      94.8
5.001 - 5.250 .................       621,839         16         0.16      38,865    10.101      298.77         651      90.9
5.251 - 5.500 .................       467,144         25         0.12      18,686    10.570      298.23         644      94.4
5.501 - 5.750 .................     1,041,179         26         0.26      40,045    13.241      298.67         648      95.7
5.751 - 6.000 .................       401,701         11         0.10      36,518    11.951      298.40         665      94.6
6.001 - 6.250 .................        28,343          1         0.01      28,343    13.750      299.00         624      90.0
6.251 - 6.500 .................       120,314          2         0.03      60,157     9.780      297.96         655      96.9
6.501 - 6.750 .................        66,550          4         0.02      16,638    11.934      297.76         637      93.6
7.001 - 7.250 .................        15,000          1           (1)     15,000    14.625      297.00         637      87.3
8.501 - 8.750 .................        39,664          1         0.01      39,664    16.250      297.00         767      90.0
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

--------------

(1) Less than 0.01%

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.776%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                           Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
       Range of Credit             Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
 Limit Utilization Rates (%)     Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
0.01 - 10.00 ..................  $    703,454        155         0.18%  $   4,538     7.142%     298.80         730      67.9%
10.01 - 20.00 .................     2,365,096        268         0.60       8,825     6.746      298.78         730      68.8
20.01 - 30.00 .................     3,706,133        289         0.94      12,824     6.437      298.88         726      69.8
30.01 - 40.00 .................     6,175,381        369         1.57      16,735     6.597      298.45         727      71.5
40.01 - 50.00 .................     8,716,931        408         2.21      21,365     6.421      298.77         720      70.8
50.01 - 60.00 .................     9,983,959        398         2.53      25,085     6.326      298.80         717      72.1
60.01 - 70.00 .................    12,390,188        418         3.15      29,642     6.235      298.58         716      72.6
70.01 - 80.00 .................    16,203,306        465         4.11      34,846     6.351      298.81         712      73.7
80.01 - 90.00 .................    16,004,312        406         4.06      39,419     6.729      298.70         714      76.5
90.01 - 100.00 ................   317,684,523      7,979        80.64      39,815     8.347      298.74         715      88.4
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 85.92%.

               Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
    Maximum Loan Rates (%)       Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
16.000 ........................  $ 20,240,992        550         5.14%  $  36,802     7.830%     298.71         713      83.7%
17.000 ........................    36,516,771      1,052         9.27      34,712     8.142      298.76         710      86.6
18.000 ........................   337,175,519      9,553        85.59      35,295     7.974      298.73         717      85.4
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.805%.

                 Credit Limits for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
  Range of Credit Limits ($)     Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
      0.01 -  10,000.00 .......  $  1,345,522        164         0.34%  $   8,204     8.716%     298.53         710      85.3%
 10,000.01 -  20,000.00 .......    23,468,599      1,653         5.96      14,198     8.132      298.73         710      84.6
 20,000.01 -  30,000.00 .......    56,315,451      2,458        14.30      22,911     8.065      298.75         712      86.6
 30,000.01 -  40,000.00 .......    70,608,541      2,237        17.92      31,564     8.370      298.69         714      88.8
 40,000.01 -  50,000.00 .......    66,787,614      1,747        16.95      38,230     8.015      298.77         714      85.4
 50,000.01 -  60,000.00 .......    44,965,478        936        11.41      48,040     8.151      298.71         718      88.5
 60,000.01 -  70,000.00 .......    34,599,134        611         8.78      56,627     8.286      298.71         718      89.6
 70,000.01 -  80,000.00 .......    28,131,901        456         7.14      61,693     8.077      298.65         716      86.8
 80,000.01 -  90,000.00 .......    15,479,851        226         3.93      68,495     7.887      298.76         717      85.9
 90,000.01 - 100,000.00 .......    25,218,339        401         6.40      62,889     6.846      298.77         720      72.1
100,000.01 - 125,000.00 .......     9,829,685        114         2.50      86,225     7.117      298.91         721      78.7
125,000.01 - 150,000.00 .......    10,334,546         95         2.62     108,785     6.710      298.73         723      75.6
150,000.01 - 175,000.00 .......     2,743,364         22         0.70     124,698     6.508      298.89         724      75.2
175,000.01 - 200,000.00 .......     3,707,293         32         0.94     115,853     7.202      299.08         738      70.5
200,000.01 - 225,000.00 .......       347,938          2         0.09     173,969     5.469      298.58         759      71.8
225,000.01 - 250,000.00 .......        50,027          1         0.01      50,027     7.500      298.00         800      66.5
                                 ------------  ---------  -----------
    Total .....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $42,458.

                 Lien Priority for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
         Lien Priority           Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Second Liens ..................  $393,933,282     11,155       100.00%  $  35,315     7.982%     298.74         716      85.5%
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

               Delinquency Status for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
       Delinquency Status        Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Current .......................  $393,933,282     11,155       100.00%  $  35,315     7.982%     298.74         716      85.5%
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

                Origination Year for the Group 1 Mortgage Loans

                                                                                                                     Weighted
                                                          Percent of               Weighted   Weighted   Weighted    Average
                                  Aggregate                Aggregate     Average    Average    Average    Average    Combined
                                  Principal    Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                   Balance      Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
        Origination Year         Outstanding     Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  ------------  ---------  -----------   ---------  --------   ---------  ----------  --------
2000 ..........................  $     11,104          1           (1)  $  11,104     7.500%     226.00         768      88.0%
2003 ..........................        63,695          2         0.02%     31,847     8.517      272.73         685      98.4
2004 ..........................       135,773          4         0.03      33,943     9.822      281.92         730      90.9
2005 ..........................    16,183,100        482         4.11      33,575     9.318      296.30         715      92.5
2006 ..........................   377,539,611     10,666        95.84      35,397     7.924      298.85         716      85.2
                                 ------------  ---------  -----------
     Total ....................  $393,933,282     11,155       100.00%
                                 ============  =========  ===========

--------------

(1) Less than 0.01%

                                 Loan Group 2

               Principal Balances for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
       Range of Principal           Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
          Balances ($)            Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
      0.01 -    10,000.00 .....  $    5,854,698        957         0.49%  $   6,118     8.128%     294.89         726      77.7%
 10,000.01 -    20,000.00 .....      29,171,125      1,845         2.44      15,811     9.052      296.71         715      82.5
 20,000.01 -    30,000.00 .....      48,972,306      1,921         4.09      25,493     8.918      297.39         713      84.4
 30,000.01 -    40,000.00 .....      50,224,207      1,422         4.19      35,319     8.879      297.12         712      85.4
 40,000.01 -    50,000.00 .....      74,296,194      1,612         6.20      46,089     8.933      297.85         709      85.2
 50,000.01 -    60,000.00 .....      71,302,808      1,287         5.95      55,402     8.908      298.02         709      86.4
 60,000.01 -    70,000.00 .....      67,708,290      1,034         5.65      65,482     8.957      297.84         709      87.1
 70,000.01 -    80,000.00 .....      68,232,671        906         5.70      75,312     8.892      298.37         711      86.9
 80,000.01 -    90,000.00 .....      56,023,851        657         4.68      85,272     8.773      298.25         710      87.4
 90,000.01 -   100,000.00 .....      80,821,071        834         6.75      96,908     8.669      298.34         710      83.0
100,000.01 -   125,000.00 .....     107,964,447        953         9.01     113,289     8.929      297.86         714      89.4
125,000.01 -   150,000.00 .....     117,573,502        845         9.82     139,140     8.914      298.17         709      86.6
150,000.01 -   175,000.00 .....      63,082,182        388         5.27     162,583     8.957      298.33         717      87.3
175,000.01 -   200,000.00 .....      91,987,714        478         7.68     192,443     8.839      298.54         715      82.8
200,000.01 -   225,000.00 .....      24,663,822        115         2.06     214,468     8.824      298.44         710      85.7
225,000.01 -   250,000.00 .....      33,744,325        139         2.82     242,765     8.358      298.70         719      82.9
250,000.01 -   275,000.00 .....      15,271,862         58         1.28     263,308     8.797      298.22         723      84.3
275,000.01 -   300,000.00 .....      26,897,292         92         2.25     292,362     8.309      298.71         717      81.3
300,000.01 -   325,000.00 .....      11,628,039         37         0.97     314,271     8.434      298.78         721      82.9
325,000.01 -   350,000.00 .....      14,331,334         42         1.20     341,222     8.456      298.61         726      84.3
350,000.01 -   375,000.00 .....      10,457,486         29         0.87     360,603     8.588      298.59         721      81.8
375,000.01 -   400,000.00 .....      15,280,446         39         1.28     391,806     8.499      298.90         717      80.8
400,000.01 -   425,000.00 .....       8,251,425         20         0.69     412,571     8.324      298.50         714      85.2
425,000.01 -   450,000.00 .....       7,036,510         16         0.59     439,782     7.953      298.74         719      87.5
450,000.01 -   475,000.00 .....       4,667,658         10         0.39     466,766     9.048      299.10         725      82.1
475,000.01 -   500,000.00 .....      23,360,189         47         1.95     497,025     8.331      298.55         714      78.0
500,000.01 -   525,000.00 .....       2,071,857          4         0.17     517,964    10.729      299.25         706      83.5
525,000.01 -   550,000.00 .....       6,436,696         12         0.54     536,391     8.659      298.67         713      83.3
550,000.01 -   575,000.00 .....       5,631,804         10         0.47     563,180     9.611      298.70         719      85.9
575,000.01 -   600,000.00 .....       3,543,157          6         0.30     590,526     8.757      299.00         713      79.1
600,000.01 -   625,000.00 .....       3,060,674          5         0.26     612,135     8.848      298.40         689      85.6
625,000.01 -   650,000.00 .....       4,529,189          7         0.38     647,027     7.623      298.72         736      65.6
650,000.01 -   675,000.00 .....         666,000          1         0.06     666,000     9.500      299.00         647      80.0
675,000.01 -   700,000.00 .....       3,449,000          5         0.29     689,800     7.917      299.00         727      79.6
700,000.01 -   725,000.00 .....       1,426,000          2         0.12     713,000     7.500      298.00         715      65.1
725,000.01 -   750,000.00 .....       2,981,661          4         0.25     745,415     7.078      299.25         742      81.9
750,000.01 -   775,000.00 .....       1,545,000          2         0.13     772,500     8.625      298.50         710      74.3
775,000.01 -   800,000.00 .....       1,598,000          2         0.13     799,000     9.315      299.00         751      87.2
825,000.01 -   850,000.00 .....         850,000          1         0.07     850,000    12.750      299.00         671      99.3
850,000.01 -   875,000.00 .....       1,729,523          2         0.14     864,762     8.880      299.00         662      90.3
875,000.01 -   900,000.00 .....       2,676,900          3         0.22     892,300     8.290      295.68         720      73.2
900,000.01 -   925,000.00 .....       1,820,000          2         0.15     910,000     9.500      299.00         714      83.1
925,000.01 -   950,000.00 .....         935,050          1         0.08     935,050     9.250      299.00         740      89.9
950,000.01 -   975,000.00 .....       1,911,969          2         0.16     955,984     7.500      298.00         761      90.9
975,000.01 - 1,000,000.00 .....       6,968,203          7         0.58     995,458     8.520      298.71         717      82.2
Greater than 1,000,000.00 .....      15,083,476         10         1.26   1,508,348     8.166      298.93         749      73.8
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $75,466.

                 Loan Programs for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
  Description of Loan Programs    Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
5 Year Draw, 10 Year Repay ....  $      153,200          1         0.01%  $ 153,200    11.250%     171.00         692     100.0%
10 Year Draw, 15 Year Repay(1)    1,195,761,535     15,837        99.84      75,504     8.796      298.24         713      85.0
10 Year Draw, 20 Year Repay ...         470,971         10         0.04      47,097     8.783      355.84         728      90.5
15 Year Draw, 0 Year Repay ....       1,058,617         19         0.09      55,717     9.115      175.81         711      91.5
15 Year Draw, 10 Year Repay ...         275,289          4         0.02      68,822    10.452      298.61         687      95.3
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

--------------

(1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

                   Loan Rates for the Group 2 Mortgage Loans


                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
    Range of Loans Rates (%)      Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
 3.501 -  4.000 ...............  $  101,053,991      1,577         8.44%  $  64,080     3.990%     299.38         712      75.6%
 5.001 -  5.500 ...............         270,938          3         0.02      90,313     5.500      295.03         717      98.4
 5.501 -  6.000 ...............      16,155,677        249         1.35      64,882     5.961      297.08         712      88.5
 6.001 -  6.500 ...............      23,796,342        352         1.99      67,603     6.325      298.37         706      87.2
 6.501 -  7.000 ...............       4,530,876         30         0.38     151,029     6.858      298.45         754      81.9
 7.001 -  7.500 ...............     148,556,808      1,565        12.40      94,924     7.468      298.39         730      82.4
 7.501 -  8.000 ...............     100,675,401      1,170         8.41      86,047     7.906      297.10         721      76.7
 8.001 -  8.500 ...............     136,731,201      1,487        11.42      91,951     8.375      297.98         717      82.7
 8.501 -  9.000 ...............     102,513,863      1,183         8.56      86,656     8.844      297.98         719      84.9
 9.001 -  9.500 ...............     117,174,464      1,620         9.78      72,330     9.334      297.76         709      87.3
 9.501 - 10.000 ...............     114,576,916      1,770         9.57      64,733     9.837      297.95         715      88.6
10.001 - 10.500 ...............     129,567,422      1,844        10.82      70,264    10.299      298.33         708      88.5
10.501 - 11.000 ...............      71,305,696        992         5.95      71,881    10.839      298.21         698      89.9
11.001 - 11.500 ...............      43,664,811        735         3.65      59,408    11.300      297.88         691      90.3
11.501 - 12.000 ...............      36,694,878        619         3.06      59,281    11.836      298.27         707      93.1
12.001 - 12.500 ...............      26,049,650        356         2.17      73,173    12.315      298.64         707      93.0
12.501 - 13.000 ...............      13,588,324        193         1.13      70,406    12.767      298.80         686      92.6
Greater than 13.000............      10,812,355        126         0.90      85,812    13.547      298.67         673      92.8
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.797%.

     Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
 Range of Months Remaining to       Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
   Scheduled Maturity (mos)       Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
169 - 180 .....................  $    1,211,817         20         0.10%  $  60,591     9.385%     175.20         708      92.6%
205 - 216 .....................          96,562         10         0.01       9,656     9.548      211.06         619      76.3
217 - 228 .....................         157,586         11         0.01      14,326     8.660      222.31         679      75.5
229 - 240 .....................         228,090         13         0.02      17,545     8.429      235.15         759      82.3
241 - 252 .....................         277,379         13         0.02      21,337     7.644      247.81         724      75.0
253 - 264 .....................         431,292         20         0.04      21,565     7.838      259.99         718      86.4
265 - 276 .....................       2,571,830        112         0.21      22,963     8.415      271.25         729      84.4
277 - 288 .....................       7,162,656        203         0.60      35,284     8.738      283.55         719      84.7
289 - 300 .....................   1,185,111,428     15,459        98.95      76,662     8.798      298.44         713      85.0
349 - 360 .....................         470,971         10         0.04      47,097     8.783      355.84         728      90.5
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

     The above table assumes that the draw period for the mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


         Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
Range of Combined Loan-to-Value     Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
           Ratio (%)              Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
 0.01 -  10.00 ................  $       16,199          1           (1)  $  16,199     7.750%     298.00         768       7.1%
10.01 -  20.00 ................         322,132          9         0.03%     35,792     7.697      300.38         736      17.5
20.01 -  30.00 ................       1,786,160         35         0.15      51,033     7.524      298.25         720      25.5
30.01 -  40.00 ................       5,034,658         84         0.42      59,936     7.204      298.33         714      36.0
40.01 -  50.00 ................      14,499,338        239         1.21      60,667     7.069      298.26         720      45.4
50.01 -  60.00 ................      38,511,561        483         3.22      79,734     7.369      298.50         721      55.6
60.01 -  70.00 ................     111,817,474      1,283         9.34      87,153     7.403      298.43         711      67.0
70.01 -  80.00 ................     209,787,056      2,705        17.52      77,555     7.869      298.41         710      77.7
80.01 -  90.00 ................     514,622,648      7,495        42.97      68,662     9.344      298.17         711      88.6
90.01 - 100.00 ................     301,322,385      3,537        25.16      85,192     9.327      297.72         718      97.6
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

--------------

(1) Less than 0.01%

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 85.00%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
             State                Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Alabama .......................  $    3,205,637         97         0.27%  $  33,048     8.553%     296.97         718      83.1%
Alaska ........................       1,703,127         33         0.14      51,610     8.500      298.53         696      83.6
Arizona .......................      42,516,624        742         3.55      57,300     8.651      298.06         716      84.2
California ....................     627,704,350      6,122        52.41     102,533     8.888      298.35         714      85.5
Colorado ......................      20,586,782        317         1.72      64,943     8.255      297.30         720      87.7
Connecticut ...................      11,716,122        141         0.98      83,093     8.958      297.96         710      82.4
Delaware ......................       2,191,520         39         0.18      56,193     8.665      297.09         698      88.0
District of Columbia ..........       1,689,602         23         0.14      73,461     8.152      298.06         709      75.4
Florida .......................      96,325,828      1,714         8.04      56,199     9.183      298.30         710      84.2
Georgia .......................      11,290,467        224         0.94      50,404     8.403      297.06         706      89.2
Hawaii ........................      18,574,326        173         1.55     107,366     8.531      297.68         718      78.0
Idaho .........................       5,356,483        121         0.45      44,268     8.955      298.28         719      84.6
Illinois ......................      29,155,684        503         2.43      57,964     8.585      297.86         717      86.2
Indiana .......................       2,974,505         90         0.25      33,050     8.797      297.52         724      88.8
Iowa ..........................         664,132         22         0.06      30,188     8.841      297.96         714      90.0
Kansas ........................       2,332,607         62         0.19      37,623     7.230      298.44         726      87.0
Kentucky ......................       3,482,322         66         0.29      52,762     8.026      297.96         702      86.1
Louisiana .....................       1,761,373         63         0.15      27,958     8.835      297.29         722      82.9
Maine .........................       1,311,569         34         0.11      38,576     8.724      297.43         700      82.7
Maryland ......................      21,126,120        329         1.76      64,213     8.009      297.83         712      82.5
Massachusetts .................      16,785,034        216         1.40      77,708     8.432      297.94         706      81.1
Michigan ......................       9,350,897        208         0.78      44,956     8.418      295.61         713      84.0
Minnesota .....................       8,730,437        173         0.73      50,465     8.448      297.49         714      85.3
Mississippi ...................       1,183,950         39         0.10      30,358     9.310      296.53         716      90.8
Missouri ......................       5,785,767        148         0.48      39,093     8.345      298.12         715      89.3
Montana .......................       2,802,806         43         0.23      65,182     8.105      298.33         704      80.4
Nebraska ......................         451,107         12         0.04      37,592     8.050      298.31         674      89.3
Nevada ........................      25,381,744        427         2.12      59,442     9.585      298.18         716      87.4
New Hampshire .................       2,404,176         44         0.20      54,640     7.845      297.59         716      80.3
New Jersey ....................      33,058,867        460         2.76      71,867     8.490      297.46         708      82.2
New Mexico ....................       2,849,730         68         0.24      41,908     8.725      297.14         715      84.8
New York ......................      39,545,856        435         3.30      90,910     8.991      298.18         710      82.3
North Carolina ................      10,093,184        233         0.84      43,318     8.718      296.86         705      87.9
North Dakota ..................          15,800          1           (1)     15,800    10.250      295.00         671      90.0
Ohio ..........................       6,857,602        171         0.57      40,103     8.402      297.47         723      90.0
Oklahoma ......................       1,992,596         51         0.17      39,071     9.234      297.84         735      84.9
Oregon ........................      11,044,924        176         0.92      62,755     8.899      298.08         721      84.0
Pennsylvania ..................      12,584,283        274         1.05      45,928     8.404      298.12         719      84.0
Rhode Island ..................       3,519,836         41         0.29      85,850     8.513      297.79         703      79.9
South Carolina ................       4,620,277        157         0.39      29,429     9.381      298.08         715      87.8
South Dakota ..................         246,274          6         0.02      41,046    11.093      298.54         671      93.9
Tennessee .....................       4,150,546         94         0.35      44,155     7.888      298.11         725      86.6
Texas .........................       2,325,391         92         0.19      25,276     8.313      298.53         725      85.2
Utah ..........................      12,011,117        223         1.00      53,862     8.852      298.05         717      86.6
Vermont .......................         625,648         12         0.05      52,137     8.511      298.40         691      79.1
Virginia ......................      32,736,301        479         2.73      68,343     8.469      297.93         709      84.9
Washington ....................      34,679,613        517         2.90      67,079     8.395      298.12         715      85.7
West Virginia .................         964,234         28         0.08      34,437     8.233      298.41         712      82.4
Wisconsin .....................       4,547,010        108         0.38      42,102     8.517      298.19         715      83.9
Wyoming .......................         705,427         20         0.06      35,271     6.422      298.55         701      81.9
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

--------------

(1) Less than 0.01%

      Credit Scores for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
    Range of Credit Scores        Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
821 - 840 .....................  $      128,196          4         0.01%  $  32,049     6.871%     292.71         831      75.2%
801 - 820 .....................      15,833,882        276         1.32      57,369     8.103      298.20         806      82.1
781 - 800 .....................      66,620,882        880         5.56      75,706     8.231      298.01         789      84.6
761 - 780 .....................     112,914,418      1,478         9.43      76,397     8.523      298.01         770      84.5
741 - 760 .....................     143,215,400      1,884        11.96      76,017     8.558      297.96         750      85.2
721 - 740 .....................     168,141,783      2,214        14.04      75,945     8.677      298.27         730      86.8
701 - 720 .....................     206,412,851      2,616        17.23      78,904     8.790      298.23         710      85.5
681 - 700 .....................     195,537,374      2,448        16.33      79,876     8.978      298.24         690      85.4
661 - 680 .....................     154,362,450      2,092        12.89      73,787     9.041      298.03         671      85.1
641 - 660 .....................      81,247,894      1,166         6.78      69,681     9.245      298.12         651      82.6
621 - 640 .....................      49,324,835        741         4.12      66,565     9.284      298.43         632      81.8
601 - 620 .....................       3,660,625         60         0.31      61,010     9.168      297.38         618      79.9
581 - 600 .....................          96,490          3         0.01      32,163    11.837      289.72         587      93.4
561 - 580 .....................         119,721          3         0.01      39,907     9.945      267.55         573      87.0
Less than or equal to 560 .....         102,810          6         0.01      17,135    10.789      239.40         509      90.8
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 713.

                 Property Type for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
         Property Type            Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Single Family Residence .......  $  765,702,868      9,872        63.93%  $  77,563     8.710%     298.14         711      84.1%
Planned Unit Development (PUD)      262,937,569      3,213        21.95      81,836     8.705      297.99         716      86.3
Low-Rise Condominium ..........     103,304,696      1,990         8.63      51,912     9.105      298.22         719      88.5
2-4 Units .....................      47,803,308        580         3.99      82,419     9.838      298.52         712      85.3
High-Rise Condominium .........      17,971,171        216         1.50      83,200     9.312      298.45         722      85.3
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

                 Gross Margins for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
Range of Gross Margins (%)        Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Less than or equal to 0.000 ...  $  152,941,547      1,677        12.77%  $  91,199     6.670%     298.42         734      77.9%
0.001 - 0.250 .................      38,922,527        481         3.25      80,920     6.886      297.72         711      74.4
0.251 - 0.500 .................     105,429,891      1,395         8.80      75,577     6.967      297.78         723      77.8
0.501 - 0.750 .................      57,362,571        617         4.79      92,970     7.815      298.03         719      80.5
0.751 - 1.000 .................     102,158,885      1,096         8.53      93,211     8.158      298.12         717      84.2
1.001 - 1.250 .................      62,126,389        821         5.19      75,672     7.787      297.99         705      80.1
1.251 - 1.500 .................      61,405,197        683         5.13      89,905     8.714      298.26         721      87.7
1.501 - 1.750 .................      59,942,180        800         5.00      74,928     8.960      298.05         707      84.4
1.751 - 2.000 .................      69,839,897      1,016         5.83      68,740     9.053      297.68         711      89.6
2.001 - 2.250 .................      58,568,354        863         4.89      67,866     9.096      298.02         714      87.6
2.251 - 2.500 .................      73,645,315      1,189         6.15      61,939     9.458      298.12         717      89.8
2.501 - 2.750 .................      77,845,243      1,078         6.50      72,213    10.069      298.40         711      88.1
2.751 - 3.000 .................      58,448,057        865         4.88      67,570    10.114      298.29         704      89.4
3.001 - 3.250 .................      33,368,167        435         2.79      76,708    10.453      298.05         708      89.0
3.251 - 3.500 .................      44,216,827        673         3.69      65,701    10.406      298.39         689      91.3
3.501 - 3.750 .................      26,295,709        426         2.20      61,727    10.851      297.60         694      90.8
3.751 - 4.000 .................      22,209,348        360         1.85      61,693    10.741      298.34         684      90.5
4.001 - 4.250 .................      16,587,678        318         1.38      52,163    11.279      298.00         710      92.3
4.251 - 4.500 .................      21,897,052        323         1.83      67,793    11.759      298.50         702      93.8
4.501 - 4.750 .................      14,682,073        255         1.23      57,577    11.485      298.41         692      91.6
4.751 - 5.000 .................      13,328,652        146         1.11      91,292    12.195      298.89         714      94.5
5.001 - 5.250 .................      10,179,779        155         0.85      65,676    12.301      298.77         687      93.5
5.251 - 5.500 .................       4,616,175         60         0.39      76,936    11.706      298.86         677      91.6
5.501 - 5.750 .................       5,660,159         55         0.47     102,912    12.751      298.82         677      93.6
5.751 - 6.000 .................       2,531,464         33         0.21      76,711    12.182      298.74         678      93.6
6.001 - 6.250 .................       1,503,497         24         0.13      62,646    13.612      298.21         653      90.3
6.251 - 6.500 .................         680,625         11         0.06      61,875    12.885      298.62         654      91.1
6.501 - 6.750 .................         172,867          4         0.01      43,217    14.184      298.26         638      90.0
6.751 - 7.000 .................         577,605          4         0.05     144,401    14.460      298.97         655      95.1
7.001 - 7.250 .................         110,247          2         0.01      55,123    14.648      296.28         624      91.8
7.251 - 7.500 .................         382,937          4         0.03      95,734    14.932      298.16         675      95.9
7.501 - 7.750 .................          42,700          1           (1)     42,700    15.025      300.00         636      90.0
8.001 - 8.250 .................          40,000          1           (1)     40,000    15.575      299.00         631      85.0
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

--------------

(1) Less than 0.01%

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.821%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

         Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
        Range of Credit             Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
  Limit Utilization Rates (%)     Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
 0.01 -  10.00 ................  $    2,284,980        358         0.19%  $   6,383     8.144%     296.33         727      74.4%
10.01 -  20.00 ................       6,234,286        394         0.52      15,823     8.085      297.54         725      79.1
20.01 -  30.00 ................       9,280,589        323         0.77      28,732     7.794      297.36         720      74.5
30.01 -  40.00 ................      15,473,793        395         1.29      39,174     7.839      297.54         716      75.5
40.01 -  50.00 ................      21,514,365        476         1.80      45,198     7.705      297.86         722      75.4
50.01 -  60.00 ................      26,755,225        490         2.23      54,602     7.707      297.74         720      76.5
60.01 -  70.00 ................      32,761,965        510         2.74      64,239     7.667      297.89         717      75.9
70.01 -  80.00 ................      31,433,404        451         2.62      69,697     7.660      297.82         710      78.6
80.01 -  90.00 ................      41,065,936        493         3.43      83,298     7.989      297.83         709      78.6
90.01 - 100.00 ................   1,010,915,069     11,981        84.40      84,377     8.984      298.21         713      86.5
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 87.14%.


               Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
     Maximum Loan Rates (%)       Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
11.949 ........................  $      307,423          1         0.03%  $ 307,423     8.750%     298.00         689      78.4%
16.000 ........................      49,161,447        657         4.10      74,827     8.929      298.02         709      83.4
17.000 ........................      98,396,085      1,802         8.22      54,604     9.159      298.32         710      84.2
18.000 ........................   1,049,854,657     13,411        87.65      78,283     8.757      298.12         714      85.2
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.834%.

                 Credit Limits for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
  Range of Credit Limits ($)      Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
      0.01 -    10,000.00  ....  $    1,136,308        136         0.09%  $   8,355     9.747%     296.88         722      84.5%
 10,000.01 -    20,000.00 .....      20,637,358      1,457         1.72      14,164     9.526      297.09         717      84.6
 20,000.01 -    30,000.00 .....      40,911,055      1,800         3.42      22,728     9.200      297.16         713      85.8
 30,000.01 -    40,000.00 .....      44,164,795      1,438         3.69      30,713     9.042      296.80         712      86.5
 40,000.01 -    50,000.00 .....      67,985,973      1,715         5.68      39,642     8.994      297.78         709      85.5
 50,000.01 -    60,000.00 .....      67,730,505      1,349         5.65      50,208     8.988      297.97         708      87.3
 60,000.01 -    70,000.00 .....      63,867,075      1,082         5.33      59,027     9.050      297.81         709      87.9
 70,000.01 -    80,000.00 .....      68,408,243      1,016         5.71      67,331     8.847      298.26         712      87.0
 80,000.01 -    90,000.00 .....      52,761,826        685         4.41      77,025     8.860      298.26         708      88.3
 90,000.01 -   100,000.00 .....      89,320,073      1,159         7.46      77,066     8.547      298.12         709      82.2
100,000.01 -   125,000.00 .....     103,604,394        996         8.65     104,020     9.030      297.85         714      90.0
125,000.01 -   150,000.00 .....     122,308,801        996        10.21     122,800     8.888      298.15         708      86.2
150,000.01 -   175,000.00 .....      63,442,895        443         5.30     143,212     9.018      298.34         716      88.0
175,000.01 -   200,000.00 .....     104,835,877        650         8.75     161,286     8.706      298.48         715      81.8
200,000.01 -   225,000.00 .....      24,005,318        131         2.00     183,247     8.579      298.61         709      86.1
225,000.01 -   250,000.00 .....      36,062,999        184         3.01     195,995     8.199      298.86         716      81.5
250,000.01 -   275,000.00 .....      14,095,772         61         1.18     231,078     8.740      298.62         727      85.7
275,000.01 -   300,000.00 .....      31,002,191        128         2.59     242,205     8.283      298.30         719      79.8
300,000.01 -   325,000.00 .....      11,738,908         44         0.98     266,793     8.413      298.89         723      82.8
325,000.01 -   350,000.00 .....      15,083,562         49         1.26     307,828     8.333      298.65         723      82.6
350,000.01 -   375,000.00 .....      10,170,636         34         0.85     299,136     8.790      298.67         723      85.9
375,000.01 -   400,000.00 .....      15,172,992         51         1.27     297,510     8.437      298.80         713      79.7
400,000.01 -   425,000.00 .....       8,156,096         24         0.68     339,837     7.806      298.57         718      83.5
425,000.01 -   450,000.00 .....       6,366,278         18         0.53     353,682     7.981      298.73         714      86.9
450,000.01 -   475,000.00 .....       4,616,811         13         0.39     355,139     8.777      299.03         733      84.5
475,000.01 -   500,000.00 .....      29,521,140         74         2.46     398,934     8.382      298.38         716      78.0
500,000.01 -   525,000.00 .....       2,108,689          6         0.18     351,448     9.459      298.72         724      84.1
525,000.01 -   550,000.00 .....       5,883,350         14         0.49     420,239     8.660      298.58         719      85.3
550,000.01 -   575,000.00 .....       5,063,548         10         0.42     506,355     9.848      298.94         729      88.4
575,000.01 -   600,000.00 .....       5,464,276         13         0.46     420,329     8.826      298.86         697      76.8
600,000.01 -   625,000.00 .....       1,842,850          3         0.15     614,283     8.872      298.67         681      90.0
625,000.01 -   650,000.00 .....       4,435,156          8         0.37     554,395     7.818      298.40         736      64.4
675,000.01 -   700,000.00 .....       2,998,027          5         0.25     599,605     8.277      298.69         733      81.0
700,000.01 -   725,000.00 .....       2,089,445          4         0.17     522,361     7.500      298.00         725      73.9
725,000.01 -   750,000.00 .....       3,932,432          9         0.33     436,937     7.909      299.01         718      80.2
750,000.01 -   775,000.00 .....       1,174,997          2         0.10     587,498     8.543      298.34         669      76.0
775,000.01 -   800,000.00 .....       2,323,836          4         0.19     580,959     9.004      299.00         769      77.9
800,000.01 -   825,000.00 .....         521,063          2         0.04     260,532     7.765      298.88         711      88.4
825,000.01 -   850,000.00 .....       1,516,000          2         0.13     758,000    11.322      299.00         660      90.8
850,000.01 -   875,000.00 .....       1,839,498          4         0.15     459,875     8.797      299.00         663      90.1
875,000.01 -   900,000.00 .....       2,943,900          4         0.25     735,975     8.531      299.21         718      75.1
900,000.01 -   925,000.00 .....       1,036,731          2         0.09     518,366    10.390      298.12         705      97.9
925,000.01 -   950,000.00 .....       1,074,212          2         0.09     537,106     9.299      299.00         736      89.8
950,000.01 -   975,000.00 .....       1,861,559          4         0.16     465,390     7.520      298.66         715      95.0
975,000.01 - 1,000,000.00 .....      12,719,001         19         1.06     669,421     8.302      297.99         725      77.9
Greater than 1,000,000.00 .....      19,783,162         21         1.65     942,055     8.068      298.90         745      74.6
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $89,180.

                 Lien Priority for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
         Lien Priority            Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Second Liens ..................  $1,197,719,612     15,871       100.00%  $  75,466     8.797%     298.14         713      85.0%
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

               Delinquency Status for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
       Delinquency Status         Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
Current .......................  $1,197,719,612     15,871       100.00%  $  75,466     8.797%     298.14         713      85.0%
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

                Origination Year for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                            Percent of               Weighted   Weighted   Weighted    Average
                                   Aggregate                 Aggregate     Average    Average    Average    Average    Combined
                                   Principal     Number of   Principal     Current    Gross     Remaining    Credit    Loan-to-
                                    Balance       Mortgage    Balance     Principal  Mortgage     Term       Bureau      Value
        Origination Year          Outstanding      Loans    Outstanding    Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  --------------  ---------  -----------   ---------  --------   ---------  ----------  --------
1998 ..........................  $       78,983          7         0.01%  $  11,283     9.301%     210.16         630      73.4%
1999 ..........................         119,920         11         0.01      10,902     9.153      219.16         635      79.7
2000 ..........................         232,376         15         0.02      15,492     8.502      232.55         747      76.7
2001 ..........................         244,742         10         0.02      24,474     7.645      244.47         741      74.8
2002 ..........................         366,760         18         0.03      20,376     7.889      256.75         714      89.9
2003 ..........................       1,947,260         82         0.16      23,747     8.303      269.05         727      82.7
2004 ..........................       5,421,413        176         0.45      30,803     8.594      280.70         725      84.6
2005 ..........................     153,174,086      2,510        12.79      61,026     9.143      294.86         715      89.0
2006 ..........................   1,036,134,073     13,042        86.51      79,446     8.748      298.82         713      84.4
                                 --------------  ---------  -----------
     Total ....................  $1,197,719,612     15,871       100.00%
                                 ==============  =========  ===========

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWHEQ, INC.

                                       By: /s/ Leon Daniels, Jr.
                                       ----------------------------------
                                           Name:  Leon Daniels, Jr.
                                           Title: Vice President



Dated: April 12, 2006